Santander BanCorp (NYSE: SBP, Latibex: XSBP) KBW Honor Roll & 7th Annual Bank Investor Conference New York, New York August 01, 2006

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Santander BanCorp that are subject to various risk factors which could cause actual results to differ materially from such operations or estimates. Such factors include, but are not limited, to the possibility that adverse general market, macro-economic, governmental, legislative and regulatory conditions could develop, an adverse interest rate environment, competitive pressures, technological developments or other key factors associated to our customers or business. These statements are based on our current expectations and are subject to uncertainty and changes in circumstances due to a variety of factors. More information about those factors and Santander BanCorp may be obtained in the company's filings with the U.S. Securities and Exchange Commission. Santander BanCorp is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward looking statements whether as a result of new information, future events or otherwise. Forward Looking Statements

Agenda Introduction Business Plan 2008 Business Highlights Financial Performance Conclusions

2nd: client deposits, branches, broker-dealer, mutual funds and consumer finance. + 500,000 clients $12.6 billion in Customer Financial Assets $8.9 billion in total assets $6.5 billion in gross loans $5.0 billion in deposits $556 million in equity $1.15 billion in market cap (as of Jun-30-06) "A1" Moody's(1), "A" S&P, "AA-" Fitch 2004 and 2005 Bank of the Year in PR by The Banker 2003, 2004 and 2006 Best Internet Bank Award by Global Finance (1) Bank rating only. Franchise in Puerto Rico Santander BanCorp headquarters in San Juan, P.R.

1976 1978 1990 1994 1996 2003 2006 East 30 328 3580 4505 5271 7367 8929 1976 1978 1990 1994 1996 2003 2006 Key Historical Dates and Asset Growth ($ in millions) 30 year presence in Puerto Rico Initial Investment in First National Bank of P.R. Acquisition Banco Credito Ahorro Ponceno Acquisition Caguas Federal Savings Bank Merger with Santander National Bank Acquisition Banco Central Hispano Acquisition Santander Securities Acquisition Island Finance 1998 Listing In NYSE 2000 Retirement of 20-yr tenured CEO 2003 New Mgnt. Team

Challenging banking environment due to: Puerto Rico: A Regional Economy of the U.S.(1) P.R. banking system is becoming more efficient due to: Flattening of the yield curve. Earnings restatements forcing review of business models. Slowdown of the economy. High statutory income tax-rate. Puerto Rico (1) Historical U.S. growth adjusted to match Puerto Rico fiscal years ended June 30th. U.S. growth based on real GDP while P.R. growth based on real GNP. Sources: P.R. Planning Board and Bureau of Economic Analysis.

7

Ownership and Corporate Organization


Santander
91 %
Santander BanCorp
Holding Company
NYSE: SBP; Latibex:XSBP
RETAIL BANKING
MORTGAGE BANKING
WEALTH MANAGEMENT
INSURANCE
CONSUMER FINANCE
Banco Santander
Bank
Santander Securities
Broker-Dealer
Santander Insurance
Agency
Island Insurance
Reinsurance
Santander Financial
Island Finance
Santander Int. Bank
Int'l. Bank
Santander Mortgage
Mortgage
Santander Asset Mgnt.
Mutual Funds

Santander

Loan Portfolio Mix ($ in millions, 2Q06) (1) Study on brand recognition conducted by P.R. Sales and Marketing Association, Puerto Rico, 2005. (2) Includes purchase discount. (3) Source: P.R. Commissioner of Financial Institutions. Latest available data as of mar-31-06. Description Small Loans Real Estate Sales Finance 419 146 86 2nd largest consumer finance lender in Puerto Rico. 40 year presence and the most recognized brand in consumer finance in P.R.(1) $651 million in gross loan receivables(2) and 204,164 clients as of Jun-30-06. 70 branches and 712 employees. Market Share3 ($ in millions, 1Q06) Small Loans $419 Sales Finance $86 Real Estate $146 Island Finance Popular Finance Others CitiFinancial 604 221 246 747 Island Finance $604 Others $246 CitiFinancial $747 Popular Finance $221

Asset purchase of $631 million of loan receivables. Purchased from Wells Fargo for $137 million premium. Aggregate loan loss protection provided by Wells Fargo: Up to $21 million for net losses in the acquired portfolio in excess of $34 million in the first 15 months. Additional loss protection of $7 million for net losses in excess of $34 million, for months 16 to 18, subject to the maximum reimbursement amount of $21 million. Transaction closed on Feb-28-06. Financed by notes and trust preferred securities: $125 million issuance of Trust Preferred securities. $600 million* note placement. ___________________ * Note is for $725 million, because it includes the refinancing of $125 million in debt outstanding at Santander BanCorp unrelated to this acquisition. Acquisition Terms

Santander Financial Services (Island Finance business) Basic Financial Data Consolidated P&L $ in Millions (1) Incremental insurance fees at Santander Insurance Agency net of taxes at 41.5% (2) Calculated as operating expenses / net interest income. Island Finance business contributed $2.4 million or 10% of the first semester 2006 earnings. $ in Millions

Business Footprint Sources: P.R. Commissioner of Financial Institutions and Book of Lists 2006, Casiano Communications. (1) Total loans include loans in commercial banks plus loans in consumer finance institutions. (2) Market share estimated using Book of Lists of 2006 and Santander Securities information. (3) Based on last 12 months ended mar-31-06. As of Mar-31-06 n.a. = not available.

Santander: A well-positioned franchise versus peers in all significant businesses in Puerto Rico Source: P.R. Commissioner of Financial Institutions. (1) Includes total loans (including consumer finance) + client deposits + mutual funds gross assets. (2) Exclude brokered CDs. (3) Includes retail assets under management at broker-dealers plus mutual fund gross assets. (4) Includes consumer loans at commercial banks plus loans at consumer finance institutions. (5) Based on gross commissions for the last 12 months ended mar-31-06. d.c. = does not compete. n.a. = not available.

Experienced Management Team Management Team Title Years of Experience Years with SBP Jose R. Gonzalez President & CEO 23 10 Carlos M. Garcia Senior Executive VP & COO 13 9 Fernando Cloppet Executive VP Retail Banking 18 <1 Ingrid Schmidt President, Santander Mortgage 13 <1 Jimmy Rodriguez President, Santander Securities 23 1 Tom Velez President, Santander Financial 25 3 Roberto Cordova Executive VP Wholesale Banking 21 3 Maria Calero Executive VP Finance & Adm. 25 17 Juan Davila Executive VP Risk Management 12 3

Agenda Introduction Business Plan 2008 Business Highlights Financial Performance Conclusions

Business Plan 2008 Consolidate as one of the two leading franchises in all the significant lines of business in Puerto Rico Profitability: ROE > 15% Efficiency: Efficiency Ratio < 55% 1 Banking: Consolidate leading market position while transforming retail sales culture. Mortgage: 15% market share in mortgage production. Insurance: Leader in bank insurance in P.R., with focus on credit-related business. Wealth Management: Asset gathering and superior return on equity. Consumer Finance: Integrate the business with strong control on expenses and loan collections. 2 1 2 3 4 5 Overall Goals: Lines of Business:

Agenda Introduction Business Plan 2008 Business Highlights Financial Performance Conclusions

2Q-06 NII Loans 125.685 NII Investments 20.348 Bank Fees 22.2 Wealth Management 24.1 Insurance Fees 5.4 Diversified Revenue Base* 90% Derived from Client Business Note: Loan portfolio revenue is defined as net interest income. Investment revenue is defined as its corresponding net interest income. Wealth Management includes fees from broker-dealer and mutual funds. Bank fees include: service charges on deposits, credit card fees, trust fees and other fees. __________ *Calculated on YTD (6 months ended Jun-30-06) average and tax equivalent basis. NII is before provision for losses. Interest expense allocated according to loans and investment portfolios. Wealth Mgnt. Fees $24.1 NII Loans $125.7 NII Investments $20.3 $ in Millions. 6 months ended June 30, 2006. Drivers: Clients Business Volume Net Interest Margin Fee Income Expense Control Asset Quality Bank Fees $22.2 Insurance Fees $5.4

Total Island Fianance Clientes 519209 204164 High Income Middle Income Mass Market Institutional SUB-TOTAL Total Banco Corporativo Institucional Empresas Pymes MM RM RA Clientes 314871 347 850 1995 19929 146982 102589 42179 Small Business Middle Market I. Finance TOTAL Base: (1) Figures for cross-selling of products per client do not include Island Finance. Corporate 291,750 (93%) 23,121 (7%) Businesses Individuals Individuals: 3.0 Businesses: 7.4 Clients Cross-Selling (products/client)1: 3.3 Banking Branches: 63 Consumer Finance Stores: 70 Mortgage Centers: 33 Wealth Mgnt. Offices: 4 Insurance Offices: 2 ATMs: 147 Distribution

Business Volume 2Q 2005 3Q 4Q 1Q 2006 2Q Total Loans 6021 6204 6022 6756 6500 Total Loans (Incl. Island Finance & Settled Loans) $ in Millions 2Q 2005 3Q 4Q 1Q 2006 2Q Total Loans w/o IF & transfers 4963 5227 5384 5538 5870 Total Loans (Excl. Island Finance & Settled Loans) + 8% or $479 million + 18% or $907 million 18% Year over Year Loan Growth (excluding Island Finance and Settled Loans)(1) (1) In May 2006 the Corporation settled $608.2 million in loans to Doral Financial Corporation that resulted in a charge-off of $5.3 million. In November 2005 the Corporation settled $301.3 million in commercial loans secured by mortgages to R&G Financial Corporation that resulted in a termination penalty payment of $6.0 million to the Corporation.

Business Volume 2Q 2005 3Q 4Q 1Q 2006 2Q Mtge Prod 205.1 179.54 191.146 183.17 246.301 Mortgage Production $ in Millions 2Q 2005 3Q 4Q 1Q 2006 2Q Servicing 1984.1 2101.961 2260.513 2372.46 2570.15 Servicing Portfolio(1) (1) Includes mortgage service for Banco Santander P.R. and third parties. + 20% or $41 million + 30% or $586 million Mortgage Production Increases 20% Despite Market Volume Contraction

Business Volume 2Q 2005 3Q 4Q 1Q 2006 2Q AUM 4734.85 4865.22 4952.68 4923.18 5002.5 Retail-Broker Dealer $ in Millions 2Q 2005 3Q 4Q 1Q 2006 2Q Asset Mgnt 2670.61 2835.39 2891.52 2795.42 2940.68 Asset Management(1) + 6% or $268 million + 10% or $270 million (1) Mutual funds gross assets and institutional accounts.

2Q 3Q 4Q 1Q 2Q NIM w/ Island Finance 0.0297 0.0284 0.0316 0.0327 0.0394 NIM w/o Island Finance 0.0284 0.0286 0.0293 0.0302 __________ (1) Excluding $6 million termination penalty on a commercial loan secured by mortgages during the fourth quarter of 2005. Note: First quarter 2006 only included one-month of operations of Island Finance. Net Interest Margin 2005 2006 (1) (1) 97 basis points of year over year margin expansion

The Value of Our Client Deposit Franchise Historical spread is 300 basis pts. below wholesale funding cost Important Contribution to Net Interest Margin 5.39% 1.17%

Fee Income 2Q-06 Bank 11.038 Wealth Mgnt. 11.251 Insurance 3.18 Fee Income Composition $ in Thousands Fee Income Growth

Expense Control YTD 2005 3Q 4Q 1Q 2006 YTD 2006 Exp Total 110 0.039 0.009 0.078 128.9 Operating Expenses (Incl. Island Finance and others1) Operating Expenses (Excl. Island Finance and others1) + 17.1% YTD 2005 3Q 4Q 1Q 2006 YTD 2006 Exp Total 110 0.039 0.009 0.078 107.9 - 1.9% Operating Expenses decreased 2% excluding Island Finance, Severance Payments and Restatement Costs (1) Total exclusions from $128.9 million in operating expenses result in a decrease of $2.1 million for the 6 months ended June 30, 2006 when compared to the same period in 2005. Exclusions are composed of $18.8 million of operating expenses for Island Finance, $1.5 million in severance payments for personnel reductions and $700,000 for restatement costs. $ in Millions $ in Millions

Asset Quality 2Q05 3Q05 4Q05 1Q06 2Q06 East 0.0133 0.0125 0.0127 0.016 0.0182 2Q05 3Q05 4Q05 1Q06 2Q06 NPLs +90 days w/ IF sin DRL & RGF 0.0161 0.0148 0.0142 0.0142 0.0145 NPLs +90 days/Total Loans (Incl. Island Finance and Settled Loans) NPLs +90 days/Total Loans (Excl. Island Finance and Settled Loans) + 49 bps from 2Q05 + 22 bps from 1Q06 - 16 bps from 2Q05 + 3 bps from 1Q06

Agenda Introduction Business Plan 2008 Business Highlights Financial Performance Conclusions

Income Statement for 2Q06 and 2Q05 Decrease in Gain on Sale of Loans and Other Income Affected Earnings $ in Millions

Net Interest Income* after Loan Loss Provision 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Net Interest Income after loan provision 51.171 53.128 54.814 57.838 53.942 52.998 52.858 57.882 57.76 64.759 Avg. Investment Portfolio 2469 2361 2369 1986.5 2096.3 1558 1671.171 1741 1725 1644 __________ * On a tax equivalent basis. US$ in millions CAGR 10% -17% 18% Repositioning of the investment portfolio has impacted NII. Period from 2Q 2004 to 2Q 2006

Commercial: Variable 64% Fixed 36% 2Q-05 Assets: $8.5 B Loans Investments Cash Other 2Q-05 0.71 0.18 0.09 0.02 2Q-06 0.73 0.18 0.04 0.05 2Q-06 Assets: $8.9 B +5% Assets 2Q05 2Q06 Commercial 3724 2830 Mortgage 1785 2473 Consumer 511 1198 Consumer Mortgage Commercial 8% 30% 62% 18% 38% 44% Loan Portfolio 2Q05 2Q06 U.S. Agencies 722 779 MBS 672 708 Others 90 165 Other MBS U.S. Agencies 6% 45% 49% 10% 43% 47% Investment Portfolio Portfolio: Yield: 4.7% Duration: 3.2 yrs.

Deposit Base $ in Millions 2Q05 2Q06 Investments 5543 4970 - 10% Deposit Var. 2Q06 v. 2Q05 Savings + NOW Demand Deposits Other Time Deposits Brokered CDs 1872 675 1345 1267 Avg. Deposit Base in 2Q06 75% are Client-Based Deposits

Retail: 45% Avg. Cost: 2.79% Wholesale: 55% Avg. Cost: 5.32% Cost of funding of 4.17% 2Q06 (QTD) Funding Mix

Leverage Tier 1 Total Capital FDIC Well Capitalized 0.05 0.06 0.1 Santander 0.0586 0.0817 0.1125 Pro-forma 0.0618 0.0812 0.1106 FDIC Well Capitalized Level Santander Bancorp Capital Position 2Q06 (QTD)

Key Financial Ratios 2002 2003 2004 2005 2Q06 ROA 0.004 0.0059 0.0114 0.0096 0.005 2002 2003 2004 2005 2Q06 NIM 0.0333 0.0342 0.0333 0.0302 0.0394 * QTD figures. 2002 2003 2004 2005 2Q06 ROCE 0.0384 0.0554 0.1753 0.1385 0.0783 2002 2003 2004 2005 2Q06 Efficiency 0.6831 0.6706 0.6278 0.6297 0.6545 * ROCE Efficiency Ratio NIM * ROA * *

Agenda Introduction Business Plan 2008 Business Highlights Financial Performance Conclusions

Grow client base and cross-sell Keep strong business volumes Mortgage, Wealth Management and Consumer Finance Close monitoring of NIM & Profitability Maximize fee income Bank fees, Wealth Management and Insurance Maintain cost control and credit quality Record of 30 years in Puerto Rico A diversified well-positioned franchise poised for growth Consumer finance acquisition is accretive and diversifies the franchise Experienced management team New Business Plan 2008 Priorities Fundamentals Focus on Customers and Profitability